                        OPPENHEIMER EUROPE FUND
                 Supplement dated April 22, 2003 to the
                    Prospectus dated October 23, 2002

The Prospectus is changed as follows:

1.    The paragraph titled "Portfolio Manager" on page 12 of the prospectus is deleted in its entirety and replaced with the following:

   Portfolio Manager. Effective April 1, 2003, Dominic Freud is the Portfolio
   Manager of Oppenheimer Europe Fund. Mr. Freud was previously responsible for European investments at SLS Capital in New York from January 2002 to
   February 2003; and prior thereto was head of the European equities desk and managing director at SG Cowen from May 1994 to January 2002.

2.    The following  paragraphs are added to the end of the section  captioned
   "How the Fund is Managed" on Page 12:

   At a recent  meeting,  the Board of Trustees of the Fund determined that it is  in  the  best  interest  of  the  Fund's  shareholders  that  the  Fund reorganize  with and into  Oppenheimer  Global Fund  ("Global  Fund").  The
   Board  unanimously  approved an agreement and plan of  reorganization to be entered  into  between  these  funds  (the  "reorganization  plan") and the
   transactions   contemplated  thereby  (the  "reorganization").   The  Board
   further  determined  that the  reorganization  should be  submitted  to the
   Fund's  shareholders  for  approval,   and  recommended  that  shareholders
   approve  the  reorganization.  Shareholders  of  record  as of a date to be determined by the Board will be entitled to vote on the  reorganization and will  receive  the  proxy  statement  describing  the  reorganization.  The anticipated  date for the shareholder  meeting is on or about September 26,
   2003, with the reorganization to be effected shortly thereafter.

3.    Subject to approval by the Fund's  shareholders,  concurrently  with the reorganization  of Oppenheimer  Europe Fund into  Oppenheimer  Global Fund,
   Oppenheimer Europe Fund will no longer exist.

      April 22, 2003                                              PS0261.016